SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 20, 2003


                            BEDFORD BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)




             Virginia                   0-24330                54-1709924
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(State or other jurisdiction         (SEC File No.)           (IRS Employer
of incorporation)                                         Identification Number)




125 West Main Street, Bedford, Virginia                       24523
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(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:        (540) 586-2590
                                                           --------------




                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         On March 20, 2003, the Registrant and FNB Corporation jointly announced that they have signed a definitive merger agreement, whereby FNB Corporation will acquire the Registrant. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
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     Exhibit                    Description
     Number
     ------                     -----------


          2.1 Agreement and Plan of Merger, dated as of March 20, 2003, between the Registrant and FNB Corporation.

          99   Press Release dated March 21, 2003. *


* Incorporated by reference into the 425 filed by the Registrant on March 21, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             BEDFORD BANCSHARES, INC.



Date: March 24, 2003                      By: /s/Harold K. Neal
     ---------------                          ---------------------------
                                              Harold K. Neal
                                              President